UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 23, 2021

Date of Report

(Date of earliest event reported)

Commission file number: 000-53994

LZG INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

FLORIDA (State or other jurisdiction of incorporation or organization)	98-0234906 (I.R.S. Employer Identification No.)
2157 S. LINCOLN STREET, SUITE 401, SALT LAKE CITY, UTAH (Address of principal executive offices)	84106 (Zip code)
Registrant's telephone number, including area code: (801) 323-2395

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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SPECIAL NOTE ABOUT FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K filed by LZG International, Inc. with the Securities and Exchange Commission (the "SEC") contains or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, management; as well as estimates and assumptions made by management. When used in this report, the words "anticipate," "believe," "estimate," "expect," "future," "intend," "plan" or the negative of these terms and similar expressions as they relate to the Company or management, identify forward looking statements.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into A Material Definitive Agreement

On October 23, 2021, LZG International, Inc., a Florida corporation ("LZG International" or "the Company") entered into an IT Asset Contribution Agreement ("IT Contribution Agreement") with FatBrain, LLC, a Delaware limited liability company ("FatBrain"), to effect the acquisition of FatBrain's intellectual property assets, including patents, patents pending, patents in preparation, proprietary technology, development plans, and contractual rights ("IT Assets"). The IT Asset Contribution Agreement is filed as an exhibit to this Form 8-K.

Pursuant to the terms of the IT Contribution Agreement, LZG International agreed to issue 10,000,000 shares of common stock, valued at $0.001, to FatBrain as consideration for the FatBrain asset contribution to LZG International. The IT Contribution Agreement may be terminated by mutual written agreement. Any dispute that the parties are unable to amicably resolve or settle through negotiation within fifteen business shall be resolved by arbitration.

The FatBrain IT Assets include software that uses artificial intelligence to help companies automate enterprise decision cycles to learn, explain and intervene for better outcomes across all business interactions. The software continuously learns from historical transactions, incumbent models and in-house expert teams to deliver a unified framework binding structured and unstructured data in text, numerical, network/graph and video formats. The FatBrain software leverages modern advances in machine learning and cloud economics to enable sustained operational advantages of (i) simplicity with smaller, denser models using vector embeddings, (ii) auditability with explainable, trusted quantification and de-biasing using blockchain, (iii) quality work with noisy, sparse, imbalances or missing date using generative autoencoders, and (iv) technology using transfer and active learning. The Company has initiated the commercialization of the technology and we have spoken to several potential clients.

The issuance of the Company's common stock pursuant to the IT Contribution Agreement is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") pursuant to Section 4(2) thereof. The 10,000,000 shares issued for the IT Assets will not be registered under the Securities Act and the shares may not be offered or sold absent registration or an applicable exemption from registration. Accordingly, LZG International will have 10,250,556 shares outstanding with FatBrain holding approximately 97.55% of the Company's common stock on a fully-diluted basis and the Company's stockholders retaining approximately 2.44% of the Company on a fully-diluted basis.

Except for the IT Contribution Agreement and the transactions contemplated thereby, neither FatBrain, nor any of its officers or directors serving before the IT Contribution Agreement had any material relationship with LZG International or LZG International's affiliates prior to this transaction.

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SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.  The securities issued pursuant to the IT Contribution Agreement were not registered under the Securities Act. These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, this shareholder had the necessary investment intent as required by Section 4(2) of the Securities Act since FatBrain agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 23, 2021, L. Lee Perry resigned as Secretary/Treasurer of the Company. On October 27, 2021, L. Lee Perry resigned from our Board of Directors ("Board"). Her resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On October 23, 2021, our Board appointed Peter B. Ritz, the Managing Director of FatBrain LLC, to serve as Chief Executive Officer, Chief Financial Officer and Secretary of the Company. On October 27, 2021, Peter B. Ritz was appointed to our Board and will serve as Chairman of the Board. Mr. Ritz is not related to any affiliate of the Company and has not been involved in any related party transactions involving the Company's executive officers, directors, more than 5% stockholders, or immediate family members of these persons prior to this asset acquisition.

Mr. Ritz is 57 years old and has served as Managing Director of FatBrain LLC from September 2015 to the present. FatBrain provides an enterprise AI cloud software platform and services delivering dynamic risk analytics to diverse businesses such as Bank of America, Comcast, Hearst, IBM, Pilgrim's Pride and Samsung. Mr. Ritz is responsible for sales, corporate development and the overall business advancement for FatBrain. From February 2014 to July 2017, he served as Chairman of the Board for Observable Networks, Inc., which offered cybersecurity SaaS software and this company was acquired by Cisco 3Q17 and is now part of its Secure business. He also served as Chair of their compensation committee and was responsible for corporate development.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.1	IT Asset Contribution Agreement, dated October 23, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 28, 2021	By: /s/ Greg L. Popp Greg L. Popp President and Director
Date: October 28, 2021	By: /s/ Peter B. Ritz Peter B. Ritz Chief Executive and Financial Officer Secretary Chairman of the Board